UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported):        November 8, 2007

                          WATSON WYATT WORLDWIDE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


       001-16159                                           52-2211537
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(Commission File Number)                       (IRS Employer Identification No.)


  901 N. Glebe Road, Arlington, VA                            22203
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(Address of Principal Executive Offices)                    (Zip Code)



                                  703-258-8000
              (Registrant's Telephone Number, Including Area Code)

                                       n/a
          (Former Name or Former Address, if Changed Since Last Report)
--------------------------------------------------------------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.


In a press release on November 8, 2007, Watson Wyatt Worldwide, Inc. (the "Company") announced and commented on its financial results for the first quarter of fiscal 2008 and provided its financial outlook for fiscal 2008. A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.


Item 9.01. Financial Statements and Exhibits.


        (c) Exhibits.   The following exhibit is furnished with this report:


Exhibit No.     Description
-----------     ----------------------------------------------------------------
   99.1         Watson Wyatt Worldwide, Inc.'s earnings release for the first quarter fiscal 2008.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Watson Wyatt Worldwide, Inc.

(Registrant)


Date: November 8, 2007            BY: /s/ John J. Haley
----------------------                ------------------------------------------
                                      John J. Haley
                                      President and Chief Executive Officer


Date: November 8, 2007            BY: /s/ Carl D. Mautz
----------------------                ------------------------------------------
                                      Carl D. Mautz
                                      Vice President and Chief Financial Officer